Exhibit 10.17

Option Number «OptionNumber_»

MERGE TECHNOLOGIES INCORPORATED

DIRECTOR NONQUALIFIED STOCK OPTION

This NONQUALIFIED STOCK OPTION (hereinafter, “Stock Option” or “Stock Option Agreement”) is granted _____, 20__, by MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation (hereinafter, the “Company”), to «FirstName» «LastName» (hereinafter, the “Eligible Participant”), pursuant to the 2005 Equity Incentive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005 (hereinafter, the “Plan”), and resolutions adopted by the Compensation Committee of the Board of Directors on ______, 20__, which authority was granted by the Board of Directors (hereinafter, the “Board”) at its meeting on May 24, 2005.

In consideration of the Eligible Participant’s covenants contained in the Eligible Participant’s Acknowledgement and Receipt hereof, appearing below, the Company hereby grants to the Eligible Participant the option to purchase from time to time, all or any part of a total of Fifteen Thousand (15,000) shares of the Company’s Common Stock, One Cent ($0.01) par value, at a price of ________ Dollars and _________ Cents in the currency of the United States of America (U.S.$______) per share (hereinafter, the “Options”), upon the following terms and conditions:

1.             The term of the Stock Option shall be for ten (10) years from the date hereof, and it shall expire on      _____________, 20__, unless sooner terminated as hereinafter provided.

2.             (a)           At any time or times after the date hereof (but in no event after the above expiration date or, except as provided in Paragraph 3 hereof, the prior termination of this Stock Option), the Eligible Participant may exercise this Stock Option, in whole or in part, as of the date hereof.  The Options granted hereunder are nonqualified stock options and are not incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended.

(b)           This Stock Option shall be exercised only by timely signed written notice delivered to the Company’s Corporate Secretary or his or her office, in terms of the prescribed “Exercise of Option” form attached hereto as Exhibit A, specifying the number of shares and accompanied by payment, in U. S.  Dollars, in immediately available funds provided by check, money order, certified check, or wire transfer, of the full Stock Option purchase price therefore and any amount required to be withheld by the Company for Federal, state and/or local tax purposes (including any applicable Canadian tax requirements).  The certificate or certificates for shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons exercising the Option.

(c)           The obligation of the Company to sell and deliver shares upon the due exercise of this Stock Option shall be subject to:  (i) all applicable laws, rules and regulations and to such approvals of any governmental agencies as may be required, including, but not by way of limitation, the effectiveness of an S-8 Registration Statement under The Securities Act of 1933, as amended (the “Act”), or the availability of an exemption from registration under said Act, whichever may be deemed necessary or appropriate by counsel for the Company; and (ii) the satisfaction of all stock exchange requirements, if any, necessary to accomplish the listing or complete the listing of the shares upon the stock exchange upon which the shares of the Company may be listed.

3.             This Stock Option, to the extent not then already exercised or otherwise terminated or lapsed or expired, shall terminate on the effective date of the Eligible Participant’s Termination of Participation; provided, however, that the Eligible Participant (or his personal representative of his estate) shall have the right to purchase such quantity of shares which the Eligible Participant could have purchased pursuant to this Stock Option as of the effective date of the Eligible Participant’s Termination of Participation, within six (6) months following such Termination of Participation.

The foregoing notwithstanding, in no event may this Stock Option be exercised by the Eligible Participant or the Eligible Participant’s personal representative after the expiration date specified in Paragraph 1 hereof.

4.             This Stock Option is not transferable other than by Will or the laws of descent and distribution, may be exercised during the life of the Eligible Participant only by the Eligible Participant personally, and after the Eligible Participant’s death, only to the extent, if any, as provided in Paragraph 3 hereof.  Any attempted transfer by the Eligible Participant (voluntarily or by operation of law) shall be null and void, and this Stock Option shall then become null and void.

5.             This Stock Option is subject to the terms and conditions of the Plan as of the date hereof and the uniform rules and regulations from time to time issued by the Board or any committee of the Board pursuant thereto.

6.             The Company hereby represents and warrants to the Eligible Participant, that it has reserved and will at all times while this Stock Option is in force, have available sufficient shares to fulfill this Stock Option.

7.             This Stock Option and the Acknowledgement and Receipt thereof have been executed in two (2) counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

MERGE TECHNOLOGIES INCORPORATED

By:      ___________________________________________

   ____________________________, President

ACKNOWLEDGEMENT AND RECEIPT

I hereby acknowledge the receipt of the foregoing Stock Option upon the terms and conditions therein stated.

In consideration thereof, I hereby covenant and agree:

1.             That except as otherwise provided in the aforesaid Stock Option Agreement, my rights, interests and benefits there under are personal to me and may not be assigned, transferred or pledged by me in any way, voluntarily or by operation of law.

2.             That this Stock Option Agreement shall be binding upon me, my heirs, legatees, executors and administrators, and shall inure to the benefit of and be binding upon the Company, its successors and assigns.

3.             That upon exercise of all or any part of the aforesaid Stock Option, I will, as a condition to receiving such shares, execute and deliver to the Company such instruments and undertakings as may, in the opinion of counsel to the Company, be required to comply with those matters described in Section 2(c) of the Stock Option.

I hereby acknowledge receipt of a copy of the 2005 Equity Incentive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005, a signed counterpart of the foregoing Stock Option and this Acknowledgement and Receipt.

Dated this __________ day of ____________________, 20__.

__________________________________________________________

«FirstName» «LastName»

Exhibit A

Exercise of Option

Corporate Secretary
MERGE TECHNOLOGIES INCORPORATED
6737 West Washington Street
Suite 2250
Milwaukee, Wisconsin  53214

RE:                              Stock Option Dated:        _____, 20__
                                 Stock Option Number:        «OptionNumber_»

I hereby exercise the foregoing Stock Option to the extent of ___________________________ Shares of the Common Stock of Merge Technologies Incorporated, one cent ($.01) par value, at the option price of _______ Dollars and _____ Cents in the currency of the United States of America (U.S.$_____) per share, in accordance with the terms and conditions of the aforesaid 2005 Equity Inventive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005, under which it was issued.

Unless a registration statement under the Securities Act of 1933 is in effect with respect to the shares to be issued, I hereby certify that I intend by this exercise of such Stock Option to acquire such shares for purposes of investment and that I have no intention of reselling them after I have acquired them.

I further agree that said shares when issued to me (and any additional or other shares acquired by me in relation to such number of shares whether as a stock dividend or otherwise) shall be subject to the Plan and that I will comply with said provisions and perform all of the covenants on my part required under the Plan, the Stock Option and my Acknowledgement and Receipt thereof.

Dated: ___________________________________________

________________________________________________
«FirstName» «LastName»